UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Verrica Pharmaceuticals Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VERRICA PHARMACEUTICALS INC. 44 W. GAY STREET, SUITE 400 WEST CHESTER, PA 19380 Your Vote Counts! VERRICA PHARMACEUTICALS INC. 2025 Annual Meeting Vote by June 4, 2025 11:59 PM ET V71989-P31235 You invested in VERRICA PHARMACEUTICALS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 5, 2025 10:00 AM EDT Company’s Headquarters 44 W. Gay St., Suite 400 West Chester, PA 19380 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Gavin Corcoran 02) Diem Nguyen 03) Sean Stalfort For 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement. For 3. Ratification of the selection by the Audit Committee of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025. For 4. Approval of a series of alternate amendments to the Company’s Amended and Restated Certificate of Incorporation to effect, at the option of the Board of Directors, a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from 1-for-10 to 1-for-30, inclusive, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors, in its sole discretion, prior to the date of the 2026 Annual Meeting of Stockholders. For NOTE: Such other business as may properly come before the meeting, including any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V71990-P31235